Filed Pursuant to Rule 497(a)

Registration No. 333-195863

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

FS Investment Corporation (“FSIC”), a specialty finance company that invests primarily in the debt securities of private U.S. middle-market companies, has asked Citigroup, Wells Fargo Securities and J.P. Morgan to organize a series of fixed income investor meetings commencing on June 24, 2014. FSIC is an approximately $2.5 billion market cap business development company (BDC) that lends to and invests in U.S. middle market companies. FSIC is externally managed by FB Income Advisor, LLC, an affiliate of Franklin Square Capital Partners (“Franklin Square”). FSIC is sub-advised by GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, which is the credit platform of The Blackstone Group L.P. and oversaw approximately $66.0 billion in assets under management as of March 31, 2014. Franklin Square is a leading manager of alternative investment funds and the largest manager of BDC assets, managing approximately $11.0 billion in assets as of March 31, 2014. FSIC has senior unsecured ratings of BBB- (Positive) / BBB- (Stable) from S&P and Fitch, respectively.* A capital markets transaction may follow, subject to market conditions.

Meeting Schedule:

Tuesday, June 24 – New York, NY

Wednesday, June 25 – New York, NY

Thursday, June 26 – Boston, MA

Telephonic meetings are available Tuesday, June 24, through Friday, June 27

FSIC will be represented by:

Jerry Stahlecker – President, FSIC

Zach Klehr – Executive Vice President, FSIC

Brad Marshall – Managing Director of GSO Capital Partners, Senior Portfolio Manager for FSIC

Dan Smith – Senior Managing Director of GSO Capital Partners

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSIC before investing. A registration statement relating to the securities has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the SEC, which will contain this and other information about FSIC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of FSIC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146); Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, or via phone at 1-800-326-5897, or by email at cmclientsupport@wellsfargo.com; or J.P. Morgan c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling 866-803-9204.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.